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                                                                   EXHIBIT 10.18

                                PROMISSORY NOTE


$22,237.50                       Dallas, Texas                     March 6, 2000


  FOR VALUE RECEIVED, the undersigned, David E. Chisum ("Maker"), promises to pay to the order of Panja Inc., a Texas corporation ("Payee"), at 11995 Forestgate Drive, Dallas, Texas 75243 or such other place as the holder hereof shall designate in writing to Maker, in lawful money of the United States of America, the principal sum of Twenty Two Thousand Two Hundred Thirty Seven and 50/100 Dollars ($22,237.50), or so much thereof as may have been advanced from time to time, payable in a single payment of principal and accrued interest on March 6, 2003. Interest shall accrue on the principal balance outstanding hereunder at the lesser of (a) the Maximum Rate and (b) 8.25% per annum.

All past due principal shall bear interest at the Maximum Rate.

  Maker shall have the right to prepay, at any time and from time to time without premium or penalty, the entire unpaid principal balance of this note or any portion thereof.

  Notwithstanding anything herein to the contrary, no provision of this note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law as the same exists from day to day during the term hereof, including, as to Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas Statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" (the "Maximum Rate"). If interest in excess of the Maximum Rate is herein provided for, or shall be adjudicated to be so provided, in this note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted or otherwise should arise, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

  If default be made in the payment of principal or interest under this note or upon the occurrence of any default under any agreement or instrument securing this note, the holder hereof may at its option, after five (5) days written notice to Maker, declare the entire principal balance and accrued interest owing hereon immediately due and payable, without demand or presentment, all of which are hereby waived, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof; and Maker, and all the collateral securing this note shall be subject to foreclosure under applicable law. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.
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  If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

  Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this note, jointly and severally waive presentment and demand for payment, protest, notice of protest and nonpayment or dishonor, notice of acceleration and notice of intent to accelerate, diligence in collecting and grace, and consent to all extensions, without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties with out notice to any other party and without in any way affecting the personal liability of any party hereunder.

  This note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. All obligations arising hereunder shall be performable in Dallas County, Texas.


                                          MAKER:


                                          /s/ DAVID E. CHISUM
                                          --------------------------



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